UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 4, 2012

DATA STORAGE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-54579 (Commission File Number)	98-0530147 (I.R.S. Employer Identification Number)

401 Franklin Avenue, Garden City, New York 11530
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:   (212) 564-4922

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 31, 1012, Data Storage Corporation, a Nevada corporation (the “Company”) and Message Logic, Inc., a Delaware corporation (the “Seller”) entered into a term sheet (the “Term Sheet”), setting forth the acquisition by the Company of the end-user customer base, and all related assets used in connection therewith, including, but not limited to, intellectual property and excluding cash and accounts receivable (collectively, the “Purchased Business”) of the Seller.

Pursuant to the Term Sheet, the Company has agreed, subject to a satisfactory due diligence review, to acquire the Purchased Business for (i) 1,538,461 shares of common stock, $0.001 par value per share, of the Company (the “Share Consideration”) and (ii) $800,00 in cash (the “Cash Consideration” and together with the Shares Consideration, the “Consideration”).

The Company shall distribute the Share Consideration to the Sellers in the following manner: (i) 769,231 shares at the closing of the transaction (the “Closing”), (ii) an additional 384,615 shares on the thirteenth-month anniversary of the Closing, and (iii) an additional 384,615 shares on the twenty-fifth month anniversary of the Closing.  The additional 384,615 shares distributed on each of the thirteenth month and twenty-fifth month anniversary of the Closing, shall be distributed only upon the Purchased Business achieving certain revenue benchmarks.

The Company shall pay the Cash Consideration to the Sellers in the following manner: (i) $25,000 on the seventh-month anniversary of the Closing, (ii) $375,000 on the thirteenth-month anniversary of the Closing, (iii) $150,000 on the nineteenth-month anniversary of the Closing, and (iv) $250,000 on the twenty-fifth month anniversary of the Closing, in each case only upon the Purchased Business achieving certain revenue benchmarks.  If the Purchased Business fails to meet the revenue benchmarks on each date, the Sellers shall be paid a percentage of the payment due on each date, based on the percentage of the revenue benchmark that was achieved.

The foregoing description of the Term Sheet is not intended to be complete and is qualified in its entirety by the complete text of the Term Sheet attached as an exhibit to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number Description

99.1 Term Sheet for Acquisition of Message Logic, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 4, 2012		DATA STORAGE CORPORATION

	By:	/s/ Charles M. Piluso
CHARLES M. PILUSO President & Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Term Sheet for Acquisition of Message Logic, Inc